CHANGE IN TERMS AGREEMENT

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   PRINCIPAL    LOAN DATE   MATURITY    LOAN NO.    CALL    COLLATERAL    ACCOUNT   OFFICER   INITIALS
  $800,000.00              04-30-2001   7420045     4A0         71                    121
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REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE
APPLICABILITY OF THIS DOCUMENT TO ANY PARTICULAR LOAN OR ITEM.
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BORROWER:  AGATE TECHNOLOGIES, INC.          LENDER:    CHINATRUST BANK (U.S.A.)
           519 MONTAGUE EXPRESSWAY                      CORPORATE LENDING
           MILPITAS, CA 95035                           258 BARBER COURT
                                                        MILPITAS, CA 95305

================================================================================

PRINCIPAL AMOUNT:  $800,000.00                 DATE OF AGREEMENT:  JULY 30, 2000

DESCRIPTION OF EXISTING INDEBTEDNESS. ORIGINAL NOTE DATED 10/05/98 IN THE AMOUNT OF $2.000,000.00 MATURING 10/05/99. AS AMENDED BY: CHANGE IN TERMS AGREEMENT DATED 10/05/99 MATURING 04/30/2000; CHANGE IN TERMS AGREEMENT DATED 10/29/99 MATURING 04/30/2000; CHANGE IN TERMS AGREEMENT DATED 03/01/2000 MATURING 04/30/2000; CHANGE IN TERMS AGREEMENT DATED 04/30/2000 IN THE AMOUNT OF $800,000.00 MATURING 07/30/2000.

DESCRIPTION OF COLLATERAL. COLLATERAL DESCRIBED IN FINANCING STATEMENT, FILED ON 10/15/98 ON AGATE TECHNOLOGIES, INC. UNDER INSTRUMENT #9829560584 AND SAVINGS DEPOSIT ACCOUNT #18904785 UNDER THE NAME OF AGATE TECHNOLOGIES, INC. IN AN AMOUNT WHICH IS NOT LESS THAN 5O% OF THE OUTSTANDING LOAN AMOUNT. COLLATERAL DESCRIBED IN FINANCING STATEMENT, FILED ON EI CORPORATION IS ADDED AS COLLATERAL ON 5/15/2000 AND CONTINUING GUARANTY BY EI CORPORATION IS ADDED ON 5/15/2000,

DESCRIPTION OF CHANGE IN TERMS. THE MATURITY DATE OF THE LOAN IS CHANGED TO 04/30/2001. THE BUSINESS LOAN AGREEMENT DATED 4/30/2000 IS AMENDED BY BUSINESS LOAN AGREEMENT DATED 07/30/2000. ALL OTHER TERMS AND CONDITIONS STATED IN BUT NOT LIMITED TO THE SECURITY AGREEMENT, THE ASSIGNMENT OF DEPOSIT AND ALL OTHER RELATED LOAN DOCUMENTS NOT MODIFIED HEREWITH WILL REMAIN IN FULL FORCE AND EFFECT WITHOUT WAIVER OR MODIFICATION OF ANY KIND.

PROMISE TO PAY. AGATE TECHNOLOGIES, INC. ("Borrower") promises to pay to CHINATRUST BANK (U.S.A.) ("Lender"), or order, in lawful money of the United States of America, the principal amount of Eight Hundred Thousand & 00/100 Dollars ($800,000.00) or so much as may bc outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

     ADVANCES FOR REFINANCING LETTERS OF CREDIT, D/A AND D/P FINANCING, AND REFINANCING AGAINST VENDER'S INVOICES, WILL HAVE A MATURITY NOT EXCEEDING 120 DAYS. INTEREST ACCRUED ON EACH ADVANCE WILL BE DUE ON THE FIRST DAY OF EACH AND EVERY MONTH, PRINCIPAL WILL BE DUE AND PAYABLE ON THE RESPECTIVE SCHEDULED MATURITY ON EACH ADVANCE.

The annual interest rate for this Agreement is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Agreement is subject to change from time to time based on changes in an independent Index which is the Prime rate as published in the Wall Street Journal (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index become unavailable during the term of this loan, Lender may designate a substitute Index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. The Index currently is 9.500%. The Interest rate to be applied to the unpaid principal balance of this Agreement will be at a rate of 1.250 percentage points over the Index, resulting in an Initial rate of 10.750%. NOTICE: Under no circumstances will the interest rate on this Agreement be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower, may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's Obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $5.00, whichever is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Agreement or any agreement related to this Agreement, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents.
(d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Agreement. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (i) Failure to meet the deadlines required in the Year 2000 Compliance Agreement to be Year 2000 Compliant or a reasonable likelihood that Borrower cannot be Year 2000 Compliant on or before December 31, 1999. (j) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) it the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay call amounts declared due Pursuant to this


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07-0-3000                   CHANGE IN TERMS AGREEMENT                     PAGE 2
LOAN NO 7420045                    (CONTINUED)
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section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following:
(a) increase the variable interest rate of this Agreement to 6.250 percentage points over the index, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Agreement (including any increased rate). Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. THIS AGREEMENT HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF SANTA CLARA COUNTY, THE STATE OF CALIFORNIA. SUBJECT TO THE PROVISIONS ON ARBITRATION, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
CALIFORNIA.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Agreement against any and all such accounts.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested orally by Borrower or by an authorized person. All oral requests shall be confirmed in writing on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: FRANCIS KHOO, CEO; AND SHIRLEY OOI, CFO. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (a) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Agreement or any other Agreement between Lender and Borrower.

ARBITRATION. LENDER AND BORROWER AGREE THAT ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS AGREEMENT OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE ARBITRATED PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, UPON REQUEST OF EITHER PARTY. No act to take or dispose of any collateral securing this Agreement shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Agreement, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Agreement, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Lender and Borrower agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

MISCELLANEOUS PROVISIONS. Lender may delay or forego enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.


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07-30-3000                     CHANGE IN TERMS AGREEMENT                  PAGE 3
LOAN NO 7420045                     (CONTINUED)
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PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS
OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED
COPY OF THE AGREEMENT.

BORROWER:

AGATE TECHNOLOGIES, INC.

BY: COPY   /S/ FRANCIS KHOO                     BY:   /S/ SHIRLEY OOI
   ----------------------------                    -----------------------------
      FRANCIS KHOO, CEO                               SHIRLEY OOI, CFO